                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 23, 1998


                            THE EASTWIND GROUP, INC.
                            ------------------------
                 (Exact name of issuer as specified in charter)


          Delaware                    0-27638              23-2732753
(State or other Jurisdiction         Commission         (I.R.S. Employer
      of Incorporation or           file number       Identification Number)
        Organization)

                        100 Four Falls Corporate Center
                                   Suite 305
                     West Conshohocken, Pennsylvania 19428
                    (Address of principal executive offices)

                                 (610) 828-6860
              (registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

     On February 23, 1998 The Eastwind Group, Inc. (the "Company") sold all of the outstanding common stock of Ivy Industries, Inc., a Pennsylvania corporation ("Ivy"), to RPD Enterprises, Inc., a Virginia corporation (the "Purchaser") pursuant to a Stock Purchase Agreement dated as of February 13, 1998. In return for the Ivy Common stock, the Company received from the Purchaser, $1,152,250 payable as follows:

       $377,500 in cash at closing;
       $377,500 in the form of a promissory note due 30 days after closing; and $397,250 in the form of a promissory note due in 36 monthly principal installments of $11,035, plus interest of 8.5%, commencing in April 1998.

     Ivy was a majority-owned (92.5%) subsidiary of the Company, which was formed in October 1996 for the purpose of acquiring substantially all of the assets of Tygart Moulding Corp. Ivy manufactures architectural hardwood trim for the residential building trade, and manufactures and finishes picture moulding for the picture wholesale trade.

Item 7.  Financial Statements, Pro Forma
         Financial Information and Exhibits
         ----------------------------------

        (a) Financial statements of businesses acquired (provided in accordance with Item 310(c) of Regulation S-B).

            NOT APPLICABLE.

        (b) Pro forma financial information (provided in accordance with Item 310(d) of Regulation S-B).

The following unaudited pro forma consolidated financial statements are filed with this report:



     Pro Forma Condensed Consolidated Balance Sheet as of
     September 27, 1997                                           Page F-1


     Pro Forma Condensed Consolidated Statement of Operations
     for the Three Quarters Ended September 27, 1997              Page F-2



     The pro forma condensed consolidated balance sheet of the Company as of September 27, 1997 reflects the financial position of the Company after giving effect to the disposition of the assets and assumption of the liabilities discussed in Item 2 and assumes the disposition took place on September 27, 1997. The pro forma condensed consolidated statement of operations for the three quarters ended September 27, 1997 assumes that the disposition occurred on January 1, 1997 and is based on the operations of the Company for the three quarters ended September 27, 1997. Ivy was acquired by the Company on December 31, 1996. The acquisition was accounted for using the purchase method of accounting. Accordingly, adjustments to the historical consolidated statements of operations for the three quarters ended September 30, 1996 and the year ended December 31, 1996 are not required.

     The unaudited pro forma condensed consolidated financial statements have been prepared by the Company based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the period presented. In addition, it should be noted that the Company's consolidated financial statements will reflect the disposition only from February 23, 1998, the closing date.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Company.

        (c)  Exhibits

             2.1 Stock Purchase Agreement by and between the Company and the
                 Purchaser dated as of February 13, 1998.

                            The Eastwind Group, Inc.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               September 27, 1997

                                  (unaudited)




                                                                           Pro forma
                                                                          adjustments
                                                                  --------------------------
     ASSETS                                           Historical     Ivy (a)       Other           Pro forma
                                                     -----------  -----------   ------------      -----------
Current assets

 Cash and cash equivalents                           $   230,700   $   23,302     $  377,500 (b)  $   584,898

 Accounts receivable, net                              7,802,342      371,993             -         7,430,349
 Due from related parties                                     -       212,900        212,900 (c)           -
 Notes receivable                                             -            -         377,500 (b)      377,500
 Inventories                                           5,449,825    2,514,293             -         2,935,532
 Prepaid expenses                                        335,910       20,427             -           315,483
  Prepaid or recoverable income taxes                  1,225,538           -        (332,000)(d)      893,538
                                                     -----------   ----------   ------------      -----------
      Total current assets                            15,044,315    3,142,915        635,900       12,537,300

Property, plant and equipment, net                     8,312,020    1,787,276             -         6,524,744

Notes receivable - long-term                                  -            -         397,250 (b)      397,250
Goodwill and other assets                              8,390,819      102,530             -         8,288,289
                                                     -----------   ----------   ------------      -----------
                                                     $31,747,154   $5,032,721     $1,033,150      $27,747,583
                                                     ===========   ==========   ============      ===========

     LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
 Lines of credit                                     $ 5,798,421   $1,111,113     $       -       $ 4,687,308
 Current portion of long-term debt                     1,340,065      181,648             -         1,158,417
 Current portion of capitalized lease obligations        903,123       33,544             -           869,579
 Accounts payable                                      5,489,024      496,544             -         4,992,480
 Accrued expenses                                      2,668,778      103,965             -         2,564,813
 Due to related party                                         -        80,500         80,500 (c)           -
 Deferred income taxes                                    59,431           -              -            59,431
                                                     -----------   ----------   ------------      -----------
     Total current liabilities                        16,258,842    2,007,314         80,500       14,332,028


Other liabilities
 Long-term debt                                        5,382,636    2,595,329             -         2,787,307
 Capitalized lease obligations                         1,744,613       66,552                       1,678,061
 Accrued pension and postretirement benefits             209,005           -              -           209,005
 Deferred credit, net                                    141,737           -              -           141,737
 Other liabilities                                       217,459           -              -           217,459
 Deferred income taxes                                   398,550           -              -           398,550
                                                     -----------   ----------   ------------      -----------
     Total liabilities                                24,352,842    4,669,195         80,500       19,764,147

Minority interest in consolidated subsidiary              26,145       26,145             -                -
                                                     -----------   ----------   ------------      -----------
Redeemable Series B preferred stock                      900,000           -              -           900,000
                                                     -----------   ----------   ------------      -----------
Stockholders' equity                                   6,468,167      337,381        952,650        7,083,436
                                                     -----------   ----------   ------------      -----------
                                                     $31,747,154   $5,032,721     $1,033,150      $27,747,583
                                                     ===========   ==========   ============      ===========

(a) To eliminate the assets and liabilities included in the balance sheet of Ivy as of September 27, 1997.
(b) To reflect the consideration received from the Purchaser as described in
    Item 2.
(c) To reflect the settlement of intercompany balances.
(d) To reflect income tax liabilities related to the transaction.

                            The Eastwind Group, Inc.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                    Three quarters ended September 27, 1997

                                  (unaudited)


                                                                          Pro forma
                                                                         adjustments
                                                              -------------------------------
                                                Historical        Ivy (a)           Other          Pro forma
                                               -----------    -------------     -------------   -------------
Net sales                                      $38,155,075     $ 4,954,820      $        -       $33,200,255

Cost of goods sold                              30,570,686       3,073,924               -        27,496,762
                                               -----------     -----------      -----------      -----------
     Gross profit                                7,584,389       1,880,896               -         5,703,493
                                               -----------     -----------      -----------      -----------
Selling, general and administrative expenses
 Selling                                         3,010,192          61,168               -         2,949,024
 General and administrative                      5,430,438       1,288,664               -         4,141,774
 Consolidation expenses - Team Graphics, Inc.      212,228              -                -           212,228
 Contract settlement with former officer           430,137              -                -           430,137
                                               -----------     -----------      -----------      -----------
                                                 9,082,995       1,349,832               -         7,733,163
                                               -----------     -----------      -----------      -----------

     Operating income (loss)                    (1,498,606)        531,064               -        (2,029,670)

Interest expense, net                            1,342,247         296,287               -         1,045,960
                                               -----------     -----------      -----------      -----------

     Income before income tax expense
      (benefit) and minority interest           (2,840,853)        234,777               -        (3,075,630)

Income tax expense (benefit)                      (976,592)         85,200               -        (1,061,792)
                                               -----------     -----------      -----------      -----------

      Income (loss) before minority
       interest                                 (1,864,261)        149,577               -        (2,013,838)

Minority interest in income of consolidated
 subsidiary                                         11,218          11,218               -                -
                                               -----------     -----------      -----------      -----------

      NET INCOME (LOSS)                         (1,875,479)        138,359               -        (2,013,838)

Preferred stock dividends                         (148,500)             -                -          (148,500)
                                               -----------     -----------      -----------      -----------
Net income (loss) available to common
 stockholders                                  $(2,023,979)    $   138,359      $        -       $(2,162,338)
                                               ===========     ===========      ===========      ===========

Earnings (loss) per share                      $     (0.75)    $      0.05      $        -       $     (0.80)
                                               ===========     ===========      ===========      ===========

Shares used in computing earnings (loss)
 per share                                       2,698,949       2,698,949               -         2,698,949
                                               ===========     ===========      ===========      ===========

(a)  To eliminate the profit and loss of Ivy for the entire period.

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE EASTWIND GROUP, INC.

  Date: March 9, 1998           By: /s/ William B. Miller
                                   ----------------------------------
                                   Senior Vice President and
                                   Chief Financial Officer

                                 EXHIBIT INDEX

 Exhibit
   No.         Description
---------      -----------

  2.1 Stock Purchase Agreement by and between the Company and RPD Enterprises, Inc., dated as of February 13, 1998.